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                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF
                        QUARTERLY REPORT ON FORM 10 - QSB
                    OF ADVANCED REFRACTIVE TECHNOLOGIES, INC.

                      FOR THE QUARTER ENDED MARCH 31, 2006

         The undersigned is the Treasurer of Advanced Refractive Technologies, Inc. (the "Company"). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Quarterly Report on Form 10-QSB of the Company for the period ended March 31, 2006.

         I, Laurence M. Schreiber certify that the Quarterly Report on Form 10-QSB for the period ended March 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is executed as of July 26, 2006.

                                      /s/ Laurence M. Schreiber
                                      ---------------------------------------
                                      Laurence M. Schreiber,
                                      Treasurer (principal financial officer)